Genworth

Fourth Quarter Financial Supplement

December 31, 2023

Exhibit 99.2

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GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Cautionary Note Regarding Forward-Looking Statements

This financial supplement contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements regarding the outlook for future business and financial performance of Genworth Financial, Inc. and its consolidated subsidiaries. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially from those in the forward-looking statements due to global political, economic, inflation, business, competitive, market, regulatory and other factors and risks, including but not limited to, risks discussed in the risk factor section of the company’s Annual Report on Form 10-K, filed with the United States Securities and Exchange Commission on February 28, 2023. Therefore, the company cautions you against relying on any forward-looking statements. The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required under applicable securities laws.

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GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Note:

Unless otherwise stated, all references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, adjusted operating income (loss), adjusted operating income (loss) per share, book value and book value per share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, non-U.S. Generally Accepted Accounting Principles (U.S. GAAP) adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders, non-GAAP adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Dear Investor,

Thank you for your continued interest in Genworth Financial, Inc.

All information included herein is currently unaudited. It is possible that the final audited financial results may differ, perhaps materially, from the information included in this financial supplement. In addition, the unaudited financial results reported in this financial supplement are not indicative of future financial results, although as the company has indicated, it does expect the quarterly volatility of results, particularly in its Long-Term Care Insurance and Life and Annuities segments, to extend to future periods.

In the fourth quarter of 2023, the company completed its annual assumption review in its long-term care insurance and life insurance businesses. Additional information on these updates is included on pages 22 and 26.

Please see the accompanying press release posted to the company’s website at http://investor.genworth.com for additional information regarding its fourth quarter 2023 results.

Investors are encouraged to listen to the company’s earnings call on the fourth quarter 2023 results at 9:00 a.m. (ET) on February 22, 2024.

Regards,

Brian Johnson, Investor Relations

InvestorInfo@genworth.com

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP financial measures entitled “adjusted operating income (loss)” and “adjusted operating income (loss) per share.” Adjusted operating income (loss) per share is derived from adjusted operating income (loss). Management evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income (loss) from continuing operations attributable to noncontrolling interests, net investment gains (losses), changes in fair value of market risk benefits and associated hedges, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, restructuring costs and infrequent or unusual non-operating items. A component of the company’s net investment gains (losses) is the result of estimated future credit losses, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. The company excludes net investment gains (losses), changes in fair value of market risk benefits and associated hedges, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, restructuring costs and infrequent or unusual non-operating items from adjusted operating income (loss) because, in the company’s opinion, they are not indicative of overall operating performance.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with U.S. GAAP, the company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss), among other key performance indicators, as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from adjusted operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies.

Adjustments to reconcile net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) assume a 21% tax rate and are net of the portion attributable to noncontrolling interests. Changes in fair value of market risk benefits and associated hedges are adjusted to exclude changes in reserves, attributed fees and benefit payments.

In the third and fourth quarters of 2022, the company incurred $6 million and $2 million, respectively, of pre-tax pension plan termination costs related to one of its defined benefit pension plans. There were no other infrequent or unusual items excluded from adjusted operating income (loss) during the periods presented.

The table on page 9 of this financial supplement provides a reconciliation of net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting. This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 37 to 39 of this financial supplement.

Statutory Accounting Data

The company presents certain supplemental statutory data for Genworth Life Insurance Company (GLIC) and its consolidating life insurance subsidiaries that has been prepared on the basis of statutory accounting principles (SAP). GLIC and its consolidating life insurance subsidiaries file financial statements with state insurance regulatory authorities and the National Association of Insurance Commissioners that are prepared using SAP, an accounting basis either prescribed or permitted by such authorities. Due to differences in methodology between SAP and U.S. GAAP, the values for assets, liabilities and equity, and the recognition of income and expenses, reflected in financial statements prepared in accordance with U.S. GAAP are materially different from those reflected in financial statements prepared under SAP. This supplemental statutory data should not be viewed as an alternative to, or used in lieu of, U.S. GAAP.

This supplemental statutory data includes the impact from in-force rate actions on pre-tax long-term care insurance statutory earnings. Statutory pre-tax earnings represent the net gain from operations, including the impact from in-force rate actions, before dividends to policyholders, refunds to members and federal income taxes and before realized capital gains or (losses). Management uses and provides this supplemental statutory data because it believes it provides a useful measure of, among other things, statutory pre-tax earnings and the adequacy of capital. Management uses this data to measure against its policy to manage the U.S. life insurance companies with internally generated capital.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Results of Operations and Selected Operating Performance Measures

The company taxes its businesses at the U.S. corporate federal income tax rate of 21%. Each segment is then adjusted to reflect the unique tax attributes of that segment, such as permanent differences between U.S. GAAP and tax law. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other.

The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year. U.S. GAAP generally requires an annualized effective tax rate to be used for interim reporting periods, utilizing projections of full year results. However, in certain circumstances it is appropriate to record the actual effective tax rate for the period if a reliable full year estimate cannot be made. For the three months ended March 31, 2023, June 30, 2023 and September 30, 2023, the company utilized the actual effective tax rate for the interim period to record the provision for income taxes for its Long-Term Care Insurance and Life and Annuities segments and the annualized projected effective tax rate for its Enact segment and Corporate and Other. The company utilized the effective tax rate for the year ended December 31, 2022 in determining the re-presented provision for income taxes for the quarters in 2022.

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new business generated in a period. Sales refer to new insurance written for mortgage insurance products included in the company’s Enact segment. The company considers new insurance written to be a measure of the operating performance of its Enact segment because it represents a measure of new sales of insurance policies during a specified period, rather than a measure of revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force for the company’s Enact segment. Insurance in-force is a measure of the aggregate unpaid principal balance as of the respective reporting date for loans insured by the company’s U.S. mortgage insurance subsidiaries. Risk in-force is based on the coverage percentage applied to the estimated current outstanding loan balance. The company considers insurance in-force and risk in-force to be measures of the operating performance of its Enact segment because they represent measures of the size of its business at a specific date which will generate revenues and profits in a future period, rather than measures of its revenues or profitability during that period. These metrics are presented on a direct basis and exclude reinsurance.

Management also regularly monitors and reports a loss ratio for the company’s Enact segment. The loss ratio is the ratio of benefits and other changes in policy reserves to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance and helps to enhance the understanding of the operating performance of the Enact segment.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)	$10,035	$10,276	$10,321	$10,292	$10,245
Total accumulated other comprehensive income (loss)(1)	(2,555)	(2,220)	(2,861)	(2,853)	(2,614)

Total Genworth Financial, Inc.’s stockholders’ equity	$7,480	$8,056	$7,460	$7,439	$7,631

Book value per share	$16.74	$17.80	$15.98	$15.28	$15.40
Book value per share, excluding accumulated other comprehensive income (loss)	$22.46	$22.70	$22.11	$21.14	$20.68
Common shares outstanding as of the balance sheet date	446.8	452.7	466.8	486.9	495.4

	Three months ended
Quarterly Average ROE	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
U.S. GAAP Basis ROE	(8.4)%	1.1%	5.3%	4.8%	15.1%
Operating ROE(2)	(9.1)%	1.6%	3.3%	5.6%	13.4%

Basic and Diluted Shares	Three months ended December 31, 2023	Twelve months ended December 31, 2023
Weighted-average common shares used in basic earnings per share calculations	449.4	468.8
Potentially dilutive securities:
Performance stock units, restricted stock units and other equity-based awards	—	6.1

Weighted-average common shares used in diluted earnings per share calculations(3)	449.4	474.9

(1)

As of December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, total accumulated other comprehensive income (loss) includes $(1,439) million, $1,826 million, $(964) million, $(1,628) million and $(403) million, net of taxes, respectively, related to changes in the discount rate used to remeasure the liability for future policy benefits and related reinsurance recoverables.

(2)	See page 37 herein for a reconciliation of U.S. GAAP Basis ROE to Operating ROE.
(3)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three months ended December 31, 2023, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended December 31, 2023, as the inclusion of shares for performance stock units, restricted stock units and other equity-based awards of 6.3 million would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three months ended December 31, 2023, dilutive potential weighted-average common shares outstanding would have been 455.7 million.

 Consolidated Quarterly Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2023					2022
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$904	$915	$902	$915	$3,636	$918	$929	$916	$917	$3,680
Net investment income	810	801	785	787	3,183	787	808	787	764	3,146
Net investment gains (losses)	38	(43)	39	(11)	23	(5)	(58)	19	42	(2)
Policy fees and other income	159	158	166	163	646	167	169	165	170	671

Total revenues	1,911	1,831	1,892	1,854	7,488	1,867	1,848	1,887	1,893	7,495

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,233	1,199	1,175	1,176	4,783	1,209	1,159	768	1,167	4,303
Liability remeasurement (gains) losses	416	116	70	(15)	587	(267)	17	24	(64)	(290)
Changes in fair value of market risk benefits and associated hedges	14	(24)	(19)	17	(12)	(56)	(27)	20	(41)	(104)
Interest credited	124	127	126	126	503	125	128	126	125	504
Acquisition and operating expenses, net of deferrals	248	228	226	240	942	225	245	579	236	1,285
Amortization of deferred acquisition costs and intangibles	63	65	64	72	264	74	80	84	88	326
Interest expense	30	30	29	29	118	28	26	26	26	106

Total benefits and expenses	2,128	1,741	1,671	1,645	7,185	1,338	1,628	1,627	1,537	6,130

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(217)	90	221	209	303	529	220	260	356	1,365
Provision (benefit) for income taxes	(36)	30	55	55	104	119	54	62	84	319

INCOME (LOSS) FROM CONTINUING OPERATIONS	(181)	60	166	154	199	410	166	198	272	1,046
Net income (loss) from discontinued operations, net of taxes(1)	(2)	—	2	—	—	(2)	5	(1)	(2)	—

NET INCOME (LOSS)	(183)	60	168	154	199	408	171	197	270	1,046
Less: net income from continuing operations attributable to noncontrolling interests	29	31	31	32	123	27	35	38	30	130

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$(212)	$29	$137	$122	$76	$381	$136	$159	$240	$916

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders	$(210)	$29	$135	$122	$76	$383	$131	$160	$242	$916
Income (loss) from discontinued operations available to Genworth Financial, Inc.’s common stockholders	(2)	—	2	—	—	(2)	5	(1)	(2)	—

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$(212)	$29	$137	$122	$76	$381	$136	$159	$240	$916

Earnings (Loss) Per Share Data:
Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share
Basic	$(0.47)	$0.06	$0.28	$0.25	$0.16	$0.77	$0.26	$0.32	$0.48	$1.82
Diluted	$(0.47)	$0.06	$0.28	$0.24	$0.16	$0.76	$0.26	$0.31	$0.47	$1.79
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per share
Basic	$(0.47)	$0.06	$0.29	$0.25	$0.16	$0.77	$0.27	$0.31	$0.47	$1.82
Diluted	$(0.47)	$0.06	$0.29	$0.24	$0.16	$0.76	$0.27	$0.31	$0.46	$1.79
Weighted-average common shares outstanding
Basic	449.4	460.5	473.2	492.3	468.8	496.5	503.8	508.9	508.3	504.4
Diluted(2)	449.4	466.0	478.1	500.1	474.9	502.9	509.3	514.1	517.4	510.9

(1)	Income (loss) from discontinued operations primarily relates to a settlement agreement involving the company’s former lifestyle protection insurance business that was sold on December 1, 2015.
(2)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three months ended December 31, 2023, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended December 31, 2023, as the inclusion of shares for performance stock units, restricted stock units and other equity-based awards of 6.3 million would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three months ended December 31, 2023, dilutive potential weighted-average common shares outstanding would have been 455.7 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Reconciliation of Net Income (Loss) to Adjusted Operating Income (Loss)

(amounts in millions, except per share amounts)

	2023					2022
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$(212)	$29	$137	$122	$76	$381	$136	$159	$240	$916
Add: net income from continuing operations attributable to noncontrolling interests	29	31	31	32	123	27	35	38	30	130

NET INCOME (LOSS)	(183)	60	168	154	199	408	171	197	270	1,046
Less: income (loss) from discontinued operations, net of taxes	(2)	—	2	—	—	(2)	5	(1)	(2)	—

INCOME (LOSS) FROM CONTINUING OPERATIONS	(181)	60	166	154	199	410	166	198	272	1,046
Less: net income from continuing operations attributable to noncontrolling interests	29	31	31	32	123	27	35	38	30	130

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(210)	29	135	122	76	383	131	160	242	916

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	(38)	43	(41)	11	(25)	5	58	(19)	(42)	2
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges(2)	13	(26)	(23)	14	(22)	(64)	(32)	8	(54)	(142)
(Gains) losses on early extinguishment of debt	(1)	—	—	(1)	(2)	(1)	3	1	3	6
Expenses related to restructuring	—	—	1	3	4	1	—	1	—	2
Pension plan termination costs	—	—	—	—	—	2	6	—	—	8
Taxes on adjustments	6	(4)	13	(5)	10	12	(8)	2	20	26

ADJUSTED OPERATING INCOME (LOSS)	$(230)	$42	$85	$144	$41	$338	$158	$153	$169	$818

ADJUSTED OPERATING INCOME (LOSS):
Enact segment	$129	$134	$146	$143	$552	$120	$156	$167	$135	$578
Long-Term Care Insurance segment	(151)	(71)	(43)	23	(242)	204	26	17	73	320
Life and Annuities segment:
Life Insurance	(206)	(25)	(17)	(27)	(275)	1	(28)	(37)	(47)	(111)
Fixed Annuities	9	17	10	14	50	14	15	20	13	62
Variable Annuities	14	5	9	9	37	8	7	2	4	21

Total Life and Annuities segment	(183)	(3)	2	(4)	(188)	23	(6)	(15)	(30)	(28)

Corporate and Other	(25)	(18)	(20)	(18)	(81)	(9)	(18)	(16)	(9)	(52)

ADJUSTED OPERATING INCOME (LOSS)	$(230)	$42	$85	$144	$41	$338	$158	$153	$169	$818

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per share
Basic	$(0.47)	$0.06	$0.29	$0.25	$0.16	$0.77	$0.27	$0.31	$0.47	$1.82
Diluted	$(0.47)	$0.06	$0.29	$0.24	$0.16	$0.76	$0.27	$0.31	$0.46	$1.79
Adjusted operating income (loss) per share
Basic	$(0.51)	$0.09	$0.18	$0.29	$0.09	$0.68	$0.31	$0.30	$0.33	$1.62
Diluted	$(0.51)	$0.09	$0.18	$0.29	$0.09	$0.67	$0.31	$0.30	$0.33	$1.60
Weighted-average common shares outstanding
Basic	449.4	460.5	473.2	492.3	468.8	496.5	503.8	508.9	508.3	504.4
Diluted(3)	449.4	466.0	478.1	500.1	474.9	502.9	509.3	514.1	517.4	510.9

(1)	Net investment (gains) losses were adjusted for the portion attributable to noncontrolling interests (see page 35 for reconciliation).
(2)	Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments (see page 25 for reconciliation).
(3)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three months ended December 31, 2023, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended December 31, 2023, as the inclusion of shares for performance stock units, restricted stock units and other equity-based awards of 6.3 million would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three months ended December 31, 2023, dilutive potential weighted-average common shares outstanding would have been 455.7 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value(1)	$46,781	$43,968	$46,070	$47,381	$46,583
Equity securities, at fair value	396	363	378	364	319
Commercial mortgage loans(2)	6,829	6,818	6,876	6,915	7,032
Less: Allowance for credit losses	(27)	(25)	(24)	(24)	(22)

Commercial mortgage loans, net	6,802	6,793	6,852	6,891	7,010
Policy loans	2,220	2,233	2,270	2,133	2,139
Limited partnerships	2,821	2,699	2,585	2,456	2,331
Other invested assets	731	645	648	617	566

Total investments	59,751	56,701	58,803	59,842	58,948
Cash, cash equivalents and restricted cash	2,215	1,993	2,173	1,752	1,799
Accrued investment income	647	620	553	700	643
Deferred acquisition costs	1,988	2,042	2,096	2,150	2,211
Intangible assets	198	199	201	203	203
Reinsurance recoverable	19,054	17,623	19,113	19,606	19,059
Less: Allowance for credit losses	(29)	(28)	(64)	(64)	(63)

Reinsurance recoverable, net	19,025	17,595	19,049	19,542	18,996
Other assets	489	453	445	478	488
Deferred tax asset	1,952	1,580	1,954	2,002	1,983
Market risk benefit assets	43	39	37	28	26
Separate account assets	4,509	4,244	4,533	4,479	4,417

Total assets	$90,817	$85,466	$89,844	$91,176	$89,714

(1)

Amortized cost of $49,365 million, $49,855 million, $49,864 million, $50,461 million and $50,834 million as of December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, respectively, and allowance for credit losses of $7 million, $6 million, $4 million, $15 million and $— as of December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023 and December 31, 2022, respectively.

(2)	Net of unamortized balance of loan origination fees and costs of $4 million as of December 31, 2023, September 30, 2023, June 30, 2023, March 31, 2023, and December 31, 2022.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$57,655	$51,740	$56,443	$57,531	$55,407
Policyholder account balances	15,540	15,590	15,922	16,202	16,564
Market risk benefit liabilities	625	579	666	761	748
Liability for policy and contract claims	652	631	628	665	683
Unearned premiums	149	162	175	189	203
Other liabilities	1,768	2,038	1,607	1,510	1,687
Long-term borrowings	1,584	1,602	1,601	1,600	1,611
Separate account liabilities	4,509	4,244	4,533	4,479	4,417
Liabilities related to discontinued operations(1)	—	2	2	7	8

Total liabilities	82,482	76,588	81,577	82,944	81,328

Equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,884	11,877	11,869	11,863	11,869
Accumulated other comprehensive income (loss):
Change in the discount rate used to measure future policy benefits	(1,439)	1,826	(964)	(1,628)	(403)
All other	(1,116)	(4,046)	(1,897)	(1,225)	(2,211)

Total accumulated other comprehensive income (loss)	(2,555)	(2,220)	(2,861)	(2,853)	(2,614)
Retained earnings	1,213	1,426	1,398	1,261	1,139
Treasury stock, at cost	(3,063)	(3,028)	(2,947)	(2,833)	(2,764)

Total Genworth Financial, Inc.’s stockholders’ equity	7,480	8,056	7,460	7,439	7,631
Noncontrolling interests	855	822	807	793	755

Total equity	8,335	8,878	8,267	8,232	8,386

Total liabilities and equity	$90,817	$85,466	$89,844	$91,176	$89,714

(1)

Liabilities related to discontinued operations relates to a liability recorded in connection with a settlement agreement reached with AXA and other unrelated liabilities involving the sale of the company’s former lifestyle protection insurance business.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2023
	Enact	Long-Term Care Insurance	Life and Annuities	Corporate and Other(1)	Total
ASSETS
Cash and investments	$5,964	$35,923	$19,032	$1,694	$62,613
Deferred acquisition costs and intangible assets	44	900	1,228	14	2,186
Reinsurance recoverable, net	1	7,572	11,452	—	19,025
Deferred tax and other assets	184	1,800	253	204	2,441
Market risk benefit assets	—	—	43	—	43
Separate account assets	—	—	4,509	—	4,509

Total assets	$6,193	$46,195	$36,517	$1,912	$90,817

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$43,929	$13,726	$—	$57,655
Policyholder account balances	—	—	15,540	—	15,540
Market risk benefit liabilities	—	—	625	—	625
Liability for policy and contract claims	518	—	126	8	652
Unearned premiums	149	—	—	—	149
Other liabilities	141	775	273	579	1,768
Borrowings	745	—	—	839	1,584
Separate account liabilities	—	—	4,509	—	4,509

Total liabilities	1,553	44,704	34,799	1,426	82,482

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	3,974	2,572	2,552	937	10,035
Allocated accumulated other comprehensive income (loss)	(189)	(1,081)	(834)	(451)	(2,555)

Total Genworth Financial, Inc.’s stockholders’ equity	3,785	1,491	1,718	486	7,480
Noncontrolling interests	855	—	—	—	855

Total equity	4,640	1,491	1,718	486	8,335

Total liabilities and equity	$6,193	$46,195	$36,517	$1,912	$90,817

(1)	Includes inter-segment eliminations and other businesses, including start-up growth initiatives and certain international businesses, that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Consolidated Balance Sheet by Segment

(amounts in millions)

	September 30, 2023
	Enact	Long-Term Care Insurance	Life and Annuities	Corporate and Other(1)	Total
ASSETS
Cash and investments	$5,750	$33,890	$18,457	$1,217	$59,314
Deferred acquisition costs and intangible assets	41	917	1,273	10	2,241
Reinsurance recoverable, net	—	6,814	10,781	—	17,595
Deferred tax and other assets	209	1,306	317	201	2,033
Market risk benefit assets	—	—	39	—	39
Separate account assets	—	—	4,244	—	4,244

Total assets	$6,000	$42,927	$35,111	$1,428	$85,466

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$38,928	$12,812	$—	$51,740
Policyholder account balances	—	—	15,590	—	15,590
Market risk benefit liabilities	—	—	579	—	579
Liability for policy and contract claims	501	—	123	7	631
Unearned premiums	162	—	—	—	162
Other liabilities	124	1,175	250	489	2,038
Borrowings	745	—	—	857	1,602
Separate account liabilities	—	—	4,244	—	4,244
Liabilities related to discontinued operations	—	—	—	2	2

Total liabilities	1,532	40,103	33,598	1,355	76,588

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	3,974	2,690	2,940	672	10,276
Allocated accumulated other comprehensive income (loss)	(328)	134	(1,427)	(599)	(2,220)

Total Genworth Financial, Inc.’s stockholders’ equity	3,646	2,824	1,513	73	8,056
Noncontrolling interests	822	—	—	—	822

Total equity	4,468	2,824	1,513	73	8,878

Total liabilities and equity	$6,000	$42,927	$35,111	$1,428	$85,466

(1)	Includes inter-segment eliminations and other businesses, including start-up growth initiatives and certain international businesses, that are managed outside the operating segments.

Enact Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Adjusted Operating Income and Sales—Enact Segment

(amounts in millions)

	2023					2022
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$240	$243	$239	$235	$957	$233	$235	$238	$234	$940
Net investment income	57	55	50	46	208	45	39	36	35	155
Net investment gains (losses)	(1)	—	(13)	—	(14)	(1)	—	(1)	—	(2)
Policy fees and other income	—	1	1	—	2	—	1	—	1	2

Total revenues	296	299	277	281	1,153	277	275	273	270	1,095

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	24	18	(4)	(11)	27	18	(40)	(62)	(10)	(94)
Acquisition and operating expenses, net of deferrals	56	52	52	52	212	60	55	58	54	227
Amortization of deferred acquisition costs and intangibles	3	3	2	3	11	2	4	3	3	12
Interest expense	13	13	13	13	52	14	12	13	13	52

Total benefits and expenses	96	86	63	57	302	94	31	12	60	197

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	200	213	214	224	851	183	244	261	210	898
Provision for income taxes	43	48	46	49	186	39	53	57	45	194

INCOME FROM CONTINUING OPERATIONS	157	165	168	175	665	144	191	204	165	704
Less: net income from continuing operations attributable to noncontrolling interests	29	31	31	32	123	27	35	38	30	130

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	128	134	137	143	542	117	156	166	135	574

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	1	—	11	—	12	1	—	1	—	2
Expenses related to restructuring	—	—	—	—	—	3	—	—	—	3
Taxes on adjustments	—	—	(2)	—	(2)	(1)	—	—	—	(1)

ADJUSTED OPERATING INCOME	$129	$134	$146	$143	$552	$120	$156	$167	$135	$578

SALES:
Direct Primary New Insurance Written (NIW)	$10,453	$14,391	$15,083	$13,154	$53,081	$15,145	$15,069	$17,448	$18,823	$66,485

(1)	Net investment (gains) losses were adjusted for the portion attributable to noncontrolling interests of $2 million in the second quarter of 2023.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Direct Primary New Insurance Written Metrics—Enact Segment

(amounts in millions)

	2023								2022
	4Q		3Q		2Q		1Q		4Q		3Q		2Q		1Q
	Direct Primary NIW	% of Direct Primary NIW	Direct Primary NIW	% of Direct Primary NIW	Direct Primary NIW	% of Direct Primary NIW	Direct Primary NIW	% of Direct Primary NIW	Direct Primary NIW	% of Direct Primary NIW	Direct Primary NIW	% of Direct Primary NIW	Direct Primary NIW	% of Direct Primary NIW	Direct Primary NIW	% of Direct Primary NIW
Payment Type
Monthly	$10,187	98%	$14,099	98%	$14,774	98%	$12,809	97%	$13,745	91%	$14,138	94%	$16,169	93%	$17,071	91%
Single	246	2	269	2	281	2	318	3	1,368	9	890	6	1,218	7	1,690	9
Other(1)	20	—	23	—	28	—	27	—	32	—	41	—	61	—	62	—

Total	$10,453	100%	$14,391	100%	$15,083	100%	$13,154	100%	$15,145	100%	$15,069	100%	$17,448	100%	$18,823	100%

Origination
Purchase	$10,169	97%	$14,073	98%	$14,720	98%	$12,761	97%	$14,744	97%	$14,634	97%	$16,802	96%	$17,326	92%
Refinance	284	3	318	2	363	2	393	3	401	3	435	3	646	4	1,497	8

Total	$10,453	100%	$14,391	100%	$15,083	100%	$13,154	100%	$15,145	100%	$15,069	100%	$17,448	100%	$18,823	100%

FICO Scores
Over 760	$5,086	49%	$6,679	46%	$6,911	46%	$6,004	46%	$6,951	46%	$6,948	46%	$7,981	45%	$8,359	45%
740 - 759	1,680	16	2,438	17	2,608	17	2,268	17	2,709	18	2,554	17	2,916	17	3,085	16
720 - 739	1,378	13	1,928	13	2,097	14	1,817	14	2,226	15	2,106	14	2,530	15	2,515	13
700 - 719	997	10	1,422	10	1,499	10	1,296	10	1,489	10	1,531	10	1,917	11	1,952	10
680 - 699	664	6	974	7	1,060	7	954	7	1,035	7	1,085	7	1,099	6	1,316	7
660 - 679(2)	409	4	592	4	568	4	517	4	478	3	527	3	598	3	931	5
640 - 659	181	2	282	2	260	2	229	2	189	1	234	2	297	2	486	3
620 - 639	53	—	74	1	76	—	65	—	66	—	79	1	106	1	173	1
<620	5	—	2	—	4	—	4	—	2	—	5	—	4	—	6	—

Total	$10,453	100%	$14,391	100%	$15,083	100%	$13,154	100%	$15,145	100%	$15,069	100%	$17,448	100%	$18,823	100%

Loan-To-Value Ratio
95.01% and above	$1,820	18%	$2,677	18%	$2,692	18%	$2,106	16%	$2,423	16%	$1,741	11%	$2,177	12%	$3,146	17%
90.01% to 95.00%	3,759	36	5,431	38	5,743	38	4,928	38	5,684	37	6,184	41	7,458	43	6,682	35
85.01% to 90.00%	3,489	33	4,568	32	4,753	31	4,390	33	4,971	33	5,094	34	5,207	30	5,620	30
85.00% and below	1,385	13	1,715	12	1,895	13	1,730	13	2,067	14	2,050	14	2,606	15	3,375	18

Total	$10,453	100%	$14,391	100%	$15,083	100%	$13,154	100%	$15,145	100%	$15,069	100%	$17,448	100%	$18,823	100%

Debt-To-Income Ratio
45.01% and above	$3,158	30%	$4,437	31%	$4,467	30%	$3,538	27%	$4,294	28%	$3,728	25%	$4,067	23%	$4,452	24%
38.01% to 45.00%	3,816	37	4,936	34	5,214	34	4,940	38	5,518	37	5,681	38	6,436	37	6,361	34
38.00% and below	3,479	33	5,018	35	5,402	36	4,676	35	5,333	35	5,660	37	6,945	40	8,010	42

Total	$10,453	100%	$14,391	100%	$15,083	100%	$13,154	100%	$15,145	100%	$15,069	100%	$17,448	100%	$18,823	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Other Metrics—Enact Segment

(dollar amounts in millions)

	2023					2022
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total

Direct Primary Insurance In-Force	$262,937	$262,014	$257,816	$252,516		$248,262	$241,813	$237,563	$231,853

Direct Risk In-Force
Primary	$67,529	$67,056	$65,714	$64,106		$62,791	$61,124	$59,911	$58,295
Pool	69	70	73	76		79	84	89	97

Total Direct Risk In-Force	$67,598	$67,126	$65,787	$64,182		$62,870	$61,208	$60,000	$58,392

Expense Ratio(1)	25%	23%	23%	23%	23%	27%	25%	26%	24%	25%

Primary Persistency Rate	86%	84%	84%	85%	85%	86%	82%	80%	76%	85%

Combined Risk To Capital Ratio(2)	11.6:1	11.6:1	11.8:1	12.6:1		12.8:1	12.3:1	12.6:1	12.0:1

EMICO Risk To Capital Ratio(2),(3)	11.6:1	11.6:1	11.9:1	12.7:1		12.9:1	12.3:1	12.6:1	12.1:1

PMIERs Available Assets(4)	$5,006	$5,268	$5,093	$5,357		$5,206	$5,292	$5,147	$5,222

PMIERs Required Assets(4)	$3,119	$3,251	$3,135	$3,259		$3,156	$3,043	$3,100	$2,961

Available Assets Above PMIERs Requirements(4)	$1,887	$2,017	$1,958	$2,098		$2,050	$2,249	$2,047	$2,261

PMIERs Sufficiency Ratio(4)	161%	162%	162%	164%		165%	174%	166%	176%

Average Primary Loan Size (in thousands)	$270	$268	$265	$262		$259	$255	$251	$246

The expense ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(2)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the company’s U.S. mortgage insurance subsidiaries.

(3)	Enact Mortgage Insurance Corporation (EMICO), the company’s principal U.S. mortgage insurance subsidiary.
(4)

The Private Mortgage Insurer Eligibility Requirements (PMIERs) sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing. The PMIERs sufficiency ratios for the four quarters of 2022 did not take into consideration the impact of restrictions previously imposed by the government-sponsored enterprises on EMICO.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Loss Metrics—Enact Segment

(amounts in millions)

	2023					2022
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Average Paid Claim (in thousands)(1)	$42.9	$46.8	$46.6	$46.9		$48.7	$42.2	$50.1	$51.6
Average Reserve Per Primary Delinquency (in thousands)(2)	$23.3	$23.9	$25.0	$24.8		$24.0	$25.2	$27.0	$26.2

Reserves:
Direct primary case(3)	$477	$460	$452	$462		$479	$476	$526	$591
All other(3)	41	41	38	40		40	34	33	34

Total Reserves	$518	$501	$490	$502		$519	$510	$559	$625

Beginning Reserves	$501	$490	$502	$519	$519	$510	$559	$625	$641	$641
Paid claims	(7)	(7)	(8)	(6)	(28)	(9)	(9)	(4)	(6)	(28)
Increase (decrease) in reserves	24	18	(4)	(11)	27	18	(40)	(62)	(10)	(94)

Ending Reserves	$518	$501	$490	$502	$518	$519	$510	$559	$625	$519

Loss Ratio	10%	7%	(2)%	(5)%	3%	8%	(17)%	(26)%	(4)%	(10)%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Average paid claims in the fourth quarter of 2023 and the fourth and third quarters of 2022 include payments in relation to agreements on non-performing loans.
(2)	Direct primary case reserves divided by primary delinquency count.
(3)	Direct primary case reserves exclude loss adjustment expenses (LAE), pool, incurred but not reported (IBNR) and reinsurance reserves. Other includes LAE, pool, IBNR and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Delinquency Metrics—Enact Segment

(dollar amounts in millions)

	2023					2022
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Primary Loans
Primary loans in-force	974,516	977,832	973,280	965,544		960,306	949,052	946,891	941,689
Primary delinquent loans	20,432	19,241	18,065	18,633		19,943	18,856	19,513	22,571
Primary delinquency rate	2.10%	1.97%	1.86%	1.93%		2.08%	1.99%	2.06%	2.40%

Beginning Number of Primary Delinquencies	19,241	18,065	18,633	19,943	19,943	18,856	19,513	22,571	24,820	24,820
New delinquencies	11,706	11,107	9,205	9,599	41,617	10,304	9,121	7,847	8,724	35,996
Delinquency cures	(10,317)	(9,778)	(9,609)	(10,771)	(40,475)	(9,024)	(9,588)	(10,806)	(10,860)	(40,278)
Paid claims	(186)	(147)	(156)	(126)	(615)	(190)	(187)	(90)	(107)	(574)
Rescissions and claim denials	(12)	(6)	(8)	(12)	(38)	(3)	(3)	(9)	(6)	(21)

Ending Number of Primary Delinquencies	20,432	19,241	18,065	18,633	20,432	19,943	18,856	19,513	22,571	19,943

Composition of Cures
Reported delinquent and cured-intraquarter	2,058	1,877	1,661	2,016		1,489	1,598	1,306	1,581
Number of missed payments delinquent prior to cure:
3 payments or less	5,235	4,792	4,516	5,238		4,179	3,719	4,037	3,902
4 - 11 payments	2,331	2,265	2,448	2,431		2,001	2,279	2,484	2,315
12 payments or more	693	844	984	1,086		1,355	1,992	2,979	3,062

Total	10,317	9,778	9,609	10,771		9,024	9,588	10,806	10,860

Primary Delinquencies by Missed Payment Status
3 payments or less	10,166	9,398	8,162	7,876		8,920	7,446	6,442	6,837
4 - 11 payments	6,934	6,381	6,229	6,714		6,466	6,119	6,372	6,875
12 payments or more	3,332	3,462	3,674	4,043		4,557	5,291	6,699	8,859

Primary Delinquencies	20,432	19,241	18,065	18,633		19,943	18,856	19,513	22,571

	December 31, 2023
Direct Primary Case Reserves(1) and Percentage Reserved by Payment Status	Direct Primary Case Reserves	Direct Primary Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	$88	$629	14%
4 - 11 payments in default	205	469	44%
12 payments or more in default	184	200	92%

Total	$477	$1,298	37%

	December 31, 2022
Direct Primary Case Reserves(1) and Percentage Reserved by Payment Status	Direct Primary Case Reserves	Direct Primary Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	$69	$509	14%
4 - 11 payments in default	166	390	43%
12 payments or more in default	244	248	98%

Total	$479	$1,147	42%

(1)	Direct primary case reserves exclude loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Portfolio Quality Metrics—Enact Segment

(amounts in millions)

	December 31, 2023
Policy Year	% of Direct Primary Case Reserves(1)	Direct Primary Insurance In-Force	% of Total	Direct Primary Risk In-Force	% of Total	Delinquency Rate
2008 and prior	18%	$5,621	2%	$1,449	2%	8.61%
2009-2015	4	3,383	1	881	1	4.55%
2016	4	4,659	2	1,248	2	3.20%
2017	5	5,321	2	1,403	2	3.59%
2018	6	5,750	2	1,476	2	4.42%
2019	8	13,773	5	3,544	5	2.77%
2020	15	44,486	17	11,697	17	1.70%
2021	21	70,045	27	17,846	27	1.65%
2022	16	59,267	23	14,907	22	1.57%
2023	3	50,632	19	13,078	20	0.47%

Total	100%	$262,937	100%	$67,529	100%	2.10%

	December 31, 2023		September 30, 2023		December 31, 2022
	Direct Primary Risk In-Force	% of Total	Direct Primary Risk In-Force	% of Total	Direct Primary Risk In-Force	% of Total
Loan-to-value ratio
95.01% and above	$12,878	19%	$12,595	19%	$11,136	18%
90.01% to 95.00%	31,781	47	31,696	47	30,079	48
85.01% to 90.00%	19,163	28	18,945	28	17,621	28
85.00% and below	3,707	6	3,820	6	3,955	6

Total	$67,529	100%	$67,056	100%	$62,791	100%

	December 31, 2023		September 30, 2023		December 31, 2022
	Direct Primary Risk In-Force	% of Total	Direct Primary Risk In-Force	% of Total	Direct Primary Risk In-Force	% of Total
Credit Quality
Over 760	$28,363	42%	$28,014	42%	$25,807	41%
740 - 759	11,096	17	11,009	17	10,154	16
720 - 739	9,621	14	9,553	14	8,931	14
700 - 719	7,623	11	7,615	12	7,317	12
680 - 699	5,557	8	5,582	8	5,428	9
660 - 679(2)	2,908	4	2,901	4	2,767	5
640 - 659	1,565	3	1,569	2	1,540	2
620 - 639	635	1	647	1	665	1
<620	161	—	166	—	182	—

Total	$67,529	100%	$67,056	100%	$62,791	100%

(1)	Direct primary case reserves exclude loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

Long-Term Care Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Adjusted Operating Income (Loss)—Long-Term Care Insurance Segment

(amounts in millions)

	2023					2022
	4Q(1)	3Q	2Q	1Q	Total	4Q(2)	3Q	2Q	1Q	Total
REVENUES:
Premiums	$615	$621	$611	$616	$2,463	$639	$637	$617	$607	$2,500
Net investment income	489	482	470	473	1,914	470	497	486	447	1,900
Net investment gains (losses)	64	(21)	62	9	114	20	(47)	5	41	19

Total revenues	1,168	1,082	1,143	1,098	4,491	1,129	1,087	1,108	1,095	4,419

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	964	953	941	944	3,802	965	956	942	925	3,788
Liability remeasurement (gains) losses	188	104	61	(32)	321	(255)	3	23	(88)	(317)
Acquisition and operating expenses, net of deferrals	116	109	108	119	452	100	122	95	96	413
Amortization of deferred acquisition costs and intangibles	18	17	18	18	71	18	19	18	19	74

Total benefits and expenses	1,286	1,183	1,128	1,049	4,646	828	1,100	1,078	952	3,958

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(118)	(101)	15	49	(155)	301	(13)	30	143	461
Provision (benefit) for income taxes	(18)	(13)	10	18	(3)	79	(1)	9	38	125

INCOME (LOSS) FROM CONTINUING OPERATIONS	(100)	(88)	5	31	(152)	222	(12)	21	105	336
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(64)	21	(62)	(9)	(114)	(20)	47	(5)	(41)	(19)
Expenses related to restructuring	—	—	1	(1)	—	(2)	—	1	—	(1)
Taxes on adjustments	13	(4)	13	2	24	4	(9)	—	9	4

ADJUSTED OPERATING INCOME (LOSS)	$(151)	$(71)	$(43)	$23	$(242)	$204	$26	$17	$73	$320

Liability remeasurement (gains) losses:
Cash flow assumption updates	$61	$(6)	$(24)	$21	$52	$(303)	$(10)	$(20)	$(2)	$(335)
Actual to expected experience	127	110	85	(53)	269	48	13	43	(86)	18

Total	$188	$104	$61	$(32)	$321	$(255)	$3	$23	$(88)	$(317)

Ratio of the liability remeasurement (gains) losses to beginning reserves(3)	0.45%	0.25%	0.15%	(0.08)%	0.77%	(0.62)%	—%	0.06%	(0.22)%	(0.78)%

(1)

In the fourth quarter of 2023, the liability remeasurement loss of $188 million in the company’s long-term care insurance business reflected an unfavorable impact from annual cash flow assumption updates of $61 million, including updates to its healthy life assumptions to better align near-term experience for cost of care, mortality, incidence and lapse. These adverse assumption updates were partially offset by a favorable update to disabled life mortality assumptions to reflect an expectation that mortality will continue at elevated levels in the near term post-COVID-19. The company also evaluated its assumptions regarding expectations of future premium rate increase approvals and benefit reductions and made no significant changes to its 2023 multi-year in-force rate action plan. However, the company did increase the value of its assumption for future approvals and benefit reductions based on recent rate increase approval experience, regulatory support and legal settlement results. In addition, the company updated its assumptions for the third long-term care insurance legal settlement primarily impacting its Choice II policies, which represents approximately 35% of the overall block. As previously disclosed, the third legal settlement was mostly comprised of profitable uncapped cohorts. Cohorts with profits or margin have a net premium ratio below 100% and therefore have less of an impact on the liability remeasurement (gain) loss in the income statement.

(2)

In the fourth quarter of 2022, the liability remeasurement gain of $255 million in the company’s long-term care insurance business reflected favorable assumption updates of $303 million, largely from an update to legal settlement elections attributable to the inclusion of a second legal settlement and the resulting expected reserve reduction. This settlement, comprised of PCS I and PCS II policies, represents approximately 15% of the overall block and impacts older unprofitable capped cohorts. While a favorable assumption impact was recognized in the fourth quarter of 2022, differences between actual experience and expectations will flow through earnings in subsequent periods. The company’s long-term care insurance business also updated its interest rate assumptions to reflect the impact of the higher interest rate environment.

(3)

The ratio of the liability remeasurement (gains) losses to beginning reserves is calculated by dividing the liability remeasurement (gains) losses by the beginning liability for future policy benefits at the locked-in discount rate as of each applicable quarter.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Statutory Impact of In-Force Rate Actions—Long-Term Care Insurance Segment

(amounts in millions)

	2023					2022
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Impact of in-force rate actions on pre-tax statutory earnings(1)
Premiums, premium tax, commissions and other expenses, net(2)	$232	$231	$224	$219	$906	$224	$220	$207	$192	$843
Reserve changes(2)	119	99	104	94	416	124	120	113	132	489

Settlement impacts - reserve changes	232	169	97	93	591	78	9	19	148	254
Settlement impacts - litigation expenses and settlement payments	(116)	(102)	(54)	(56)	(328)	(45)	(10)	(6)	(43)	(104)

Settlement impacts, net	116	67	43	37	263	33	(1)	13	105	150

Statutory earnings from in-force rate actions	$467	$397	$371	$350	$1,585	$381	$339	$333	$429	$1,482

(1)	Includes all implemented in-force rate actions since 2012.
(2)

Earned premium and reserve change estimates for statutory earnings reflect certain simplifying assumptions that may vary materially from actual historical results, including but not limited to, a uniform rate of coinsurance and premium taxes in addition to consistent policyholder behavior over time. Actual behavior may differ significantly from these assumptions and these impacts exclude reserve updates.

Life and Annuities Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Adjusted Operating Income (Loss)—Life and Annuities Segment

(amounts in millions)

	2023					2022
	4Q(1)	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$47	$48	$50	$62	$207	$45	$55	$60	$74	$234
Net investment income	256	261	261	264	1,042	268	271	265	279	1,083
Net investment gains (losses)	(14)	(18)	(7)	(10)	(49)	(3)	(15)	—	14	(4)
Policy fees and other income	160	158	165	163	646	167	169	164	169	669

Total revenues	449	449	469	479	1,846	477	480	489	536	1,982

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	248	229	240	246	963	226	247	(108)	255	620
Liability remeasurement (gains) losses	228	12	9	17	266	(12)	14	1	24	27
Changes in fair value of market risk benefits and associated hedges	14	(24)	(19)	17	(12)	(56)	(27)	20	(41)	(104)
Interest credited	124	127	126	126	503	125	128	126	125	504
Acquisition and operating expenses, net of deferrals	55	54	51	53	213	54	57	416	77	604
Amortization of deferred acquisition costs and intangibles	41	45	44	51	181	54	57	63	66	240

Total benefits and expenses	710	443	451	510	2,114	391	476	518	506	1,891

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(261)	6	18	(31)	(268)	86	4	(29)	30	91
Provision (benefit) for income taxes	(56)	1	3	(7)	(59)	17	—	(7)	6	16

INCOME (LOSS) FROM CONTINUING OPERATIONS	(205)	5	15	(24)	(209)	69	4	(22)	24	75

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	14	18	7	10	49	3	15	—	(14)	4
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges(2)	13	(26)	(23)	14	(22)	(64)	(32)	8	(54)	(142)
Expenses related to restructuring	—	—	—	—	—	(1)	—	—	—	(1)
Pension plan termination costs	—	—	—	—	—	2	6	—	—	8
Taxes on adjustments	(5)	—	3	(4)	(6)	14	1	(1)	14	28

ADJUSTED OPERATING INCOME (LOSS)	$(183)	$(3)	$2	$(4)	$(188)	$23	$(6)	$(15)	$(30)	$(28)

(1)  In the fourth quarter of 2023, the liability remeasurement loss of $228 million was primarily driven by an unfavorable impact from cash flow assumption updates in the company’s life insurance products reflecting updates to persistency and mortality assumptions. Additional information is included on page 26.

(2)  Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments as reconciled below:

Changes in fair value of market risk benefits and associated hedges	$14	$(24)	$(19)	$17	$(12)	$(56)	$(27)	$20	$(41)	$(104)
Adjustment for changes in reserves, attributed fees and benefit payments	(1)	(2)	(4)	(3)	(10)	(8)	(5)	(12)	(13)	(38)

Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges	$13	$(26)	$(23)	$14	$(22)	$(64)	$(32)	$8	$(54)	$(142)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Adjusted Operating Income (Loss)—Life and Annuities Segment—Life Insurance

(amounts in millions)

	2023					2022
	4Q(1),(2)	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$47	$48	$50	$62	$207	$45	$55	$60	$74	$234
Net investment income	167	169	165	164	665	167	166	164	164	661
Net investment gains (losses)	(6)	—	(1)	(2)	(9)	1	(7)	2	9	5
Policy fees and other income	131	130	136	134	531	138	138	133	134	543

Total revenues	339	347	350	358	1,394	351	352	359	381	1,443

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	207	184	197	199	787	181	197	217	203	798
Liability remeasurement (gains) losses	229	22	7	18	276	(10)	16	4	22	32
Interest credited	98	99	98	98	393	97	98	96	94	385
Acquisition and operating expenses, net of deferrals	38	36	34	36	144	39	40	32	56	167
Amortization of deferred acquisition costs and intangibles	35	38	36	44	153	45	49	55	57	206

Total benefits and expenses	607	379	372	395	1,753	352	400	404	432	1,588

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(268)	(32)	(22)	(37)	(359)	(1)	(48)	(45)	(51)	(145)
Benefit for income taxes	(57)	(7)	(5)	(8)	(77)	(1)	(10)	(10)	(11)	(32)

LOSS FROM CONTINUING OPERATIONS	(211)	(25)	(17)	(29)	(282)	—	(38)	(35)	(40)	(113)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	6	—	1	2	9	(1)	7	(2)	(9)	(5)
Expenses related to restructuring	—	—	—	—	—	(1)	—	—	—	(1)
Pension plan termination costs	—	—	—	—	—	2	6	—	—	8
Taxes on adjustments	(1)	—	(1)	—	(2)	1	(3)	—	2	—

ADJUSTED OPERATING INCOME (LOSS)	$(206)	$(25)	$(17)	$(27)	$(275)	$1	$(28)	$(37)	$(47)	$(111)

(1)  In the fourth quarter of 2023, the company’s life insurance products had an unfavorable impact from cash flow assumption updates of $226 million reflecting updates to its persistency and mortality assumptions. The company made an unfavorable update to its persistency assumptions particularly in certain universal life insurance products with secondary guarantees to better reflect emerging experience, consistent with others in the industry. The company also made unfavorable updates to its mortality assumption in its term universal, universal and term life insurance products to better reflect emerging experience related to more modest mortality improvement and to include an expectation that mortality will continue at elevated levels in the near term post-COVID-19.

(2)  Effective December 31, 2023, the company entered into a binding letter of intent with a third-party to cede, on a yearly renewable term basis, certain term and universal life insurance products. Policy fees and other income included $6 million of ceded deposits and the remeasurement loss reflected higher ceded universal life insurance reserves of $40 million. As a result, this transaction resulted in a gain of $34 million that was deferred as cost of reinsurance in benefits and other changes in policy reserves. Therefore, there was no impact to net income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Adjusted Operating Income—Life and Annuities Segment—Fixed Annuities

(amounts in millions)

	2023					2022
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Net investment income	$82	$85	$87	$91	$345	$93	$96	$93	$108	$390
Net investment gains (losses)	(8)	(18)	(5)	(8)	(39)	(4)	(7)	(2)	5	(8)
Policy fees and other income	2	1	2	2	7	1	2	2	2	7

Total revenues	76	68	84	85	313	90	91	93	115	389

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves(1)	35	36	35	39	145	37	42	(332)	46	(207)
Liability remeasurement (gains) losses	(1)	(10)	2	(1)	(10)	(2)	(2)	(3)	2	(5)
Changes in fair value of market risk benefits and associated hedges	16	(18)	(4)	8	2	—	(15)	(12)	(13)	(40)
Interest credited	26	26	27	27	106	27	28	29	30	114
Acquisition and operating expenses, net of deferrals(1)	8	9	7	8	32	7	7	372	9	395
Amortization of deferred acquisition costs and intangibles	2	3	4	3	12	4	4	4	4	16

Total benefits and expenses	86	46	71	84	287	73	64	58	78	273

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(10)	22	13	1	26	17	27	35	37	116
Provision (benefit) for income taxes	(2)	5	3	—	6	4	6	7	8	25

INCOME (LOSS) FROM CONTINUING OPERATIONS	(8)	17	10	1	20	13	21	28	29	91

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	8	18	5	8	39	4	7	2	(5)	8
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges(2)	14	(18)	(5)	8	(1)	(3)	(14)	(13)	(15)	(45)
Taxes on adjustments	(5)	—	—	(3)	(8)	—	1	3	4	8

ADJUSTED OPERATING INCOME	$9	$17	$10	$14	$50	$14	$15	$20	$13	$62

(1)  In the second quarter of 2022, the recapture of certain single premium immediate annuity contracts by a third party reduced benefits and other changes in policy reserves by $372 million and increased acquisition and operating expenses, net of deferrals, by $365 million.

(2)  Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments as reconciled below:

Changes in fair value of market risk benefits and associated hedges	$16	$(18)	$(4)	$8	$2	$—	$(15)	$(12)	$(13)	$(40)
Adjustment for changes in reserves, attributed fees and benefit payments	(2)	—	(1)	—	(3)	(3)	1	(1)	(2)	(5)

Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges	$14	$(18)	$(5)	$8	$(1)	$(3)	$(14)	$(13)	$(15)	$(45)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Adjusted Operating Income—Life and Annuities Segment—Variable Annuities

(amounts in millions)

	2023					2022
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Net investment income	$7	$7	$9	$9	$32	$8	$9	$8	$7	$32
Net investment gains (losses)	—	—	(1)	—	(1)	—	(1)	—	—	(1)
Policy fees and other income	27	27	27	27	108	28	29	29	33	119

Total revenues	34	34	35	36	139	36	37	37	40	150

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	6	9	8	8	31	8	8	7	6	29
Changes in fair value of market risk benefits and associated hedges	(2)	(6)	(15)	9	(14)	(56)	(12)	32	(28)	(64)
Interest credited	—	2	1	1	4	1	2	1	1	5
Acquisition and operating expenses, net of deferrals	9	9	10	9	37	8	10	12	12	42
Amortization of deferred acquisition costs and intangibles	4	4	4	4	16	5	4	4	5	18

Total benefits and expenses	17	18	8	31	74	(34)	12	56	(4)	30

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	17	16	27	5	65	70	25	(19)	44	120
Provision (benefit) for income taxes	3	3	5	1	12	14	4	(4)	9	23

INCOME (LOSS) FROM CONTINUING OPERATIONS	14	13	22	4	53	56	21	(15)	35	97

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	—	—	1	—	1	—	1	—	—	1
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges(1)	(1)	(8)	(18)	6	(21)	(61)	(18)	21	(39)	(97)
Taxes on adjustments	1	—	4	(1)	4	13	3	(4)	8	20

ADJUSTED OPERATING INCOME	$14	$5	$9	$9	$37	$8	$7	$2	$4	$21

(1) Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments as reconciled below:
Changes in fair value of market risk benefits and associated hedges	$(2)	$(6)	$(15)	$9	$(14)	$(56)	$(12)	$32	$(28)	$(64)
Adjustment for changes in reserves, attributed fees and benefit payments	1	(2)	(3)	(3)	(7)	(5)	(6)	(11)	(11)	(33)

Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges	$(1)	$(8)	$(18)	$6	$(21)	$(61)	$(18)	$21	$(39)	$(97)

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Adjusted Operating Loss—Corporate and Other(1)

(amounts in millions)

	2023					2022
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total

REVENUES:
Premiums	$2	$3	$2	$2	$9	$1	$2	$1	$2	$6
Net investment income	8	3	4	4	19	4	1	—	3	8
Net investment gains (losses)	(11)	(4)	(3)	(10)	(28)	(21)	4	15	(13)	(15)
Policy fees and other income	(1)	(1)	—	—	(2)	—	(1)	1	—	—

Total revenues	(2)	1	3	(4)	(2)	(16)	6	17	(8)	(1)

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	(3)	(1)	(2)	(3)	(9)	—	(4)	(4)	(3)	(11)
Acquisition and operating expenses, net of deferrals	21	13	15	16	65	11	11	10	9	41
Amortization of deferred acquisition costs and intangibles	1	—	—	—	1	—	—	—	—	—
Interest expense	17	17	16	16	66	14	14	13	13	54

Total benefits and expenses	36	29	29	29	123	25	21	19	19	84

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(38)	(28)	(26)	(33)	(125)	(41)	(15)	(2)	(27)	(85)
Provision (benefit) for income taxes	(5)	(6)	(4)	(5)	(20)	(16)	2	3	(5)	(16)

LOSS FROM CONTINUING OPERATIONS	(33)	(22)	(22)	(28)	(105)	(25)	(17)	(5)	(22)	(69)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	11	4	3	10	28	21	(4)	(15)	13	15
(Gains) losses on early extinguishment of debt	(1)	—	—	(1)	(2)	(1)	3	1	3	6
Expenses related to restructuring	—	—	—	4	4	1	—	—	—	1
Taxes on adjustments	(2)	—	(1)	(3)	(6)	(5)	—	3	(3)	(5)

ADJUSTED OPERATING LOSS	$(25)	$(18)	$(20)	$(18)	$(81)	$(9)	$(18)	$(16)	$(9)	$(52)

(1)	Includes inter-segment eliminations and the results of other businesses, including start-up growth initiatives and certain international businesses, that are managed outside the operating segments.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Investments Summary

(amounts in millions)

		December 31, 2023		September 30, 2023		June 30, 2023		March 31, 2023		December 31, 2022
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
	Composition of Investment Portfolio
	Fixed maturity securities:
	Investment grade:
	Public fixed maturity securities	$27,302	43%	$25,148	42%	$26,413	43%	$26,894	44%	$26,047	43%
	Private fixed maturity securities	11,016	18	10,432	17	10,808	18	11,182	18	11,126	19
	Residential mortgage-backed securities(1)	907	1	891	2	935	1	986	2	995	2
	Commercial mortgage-backed securities	1,413	2	1,495	3	1,674	3	1,814	3	1,900	3
	Other asset-backed securities	2,199	4	2,163	4	2,164	4	2,113	3	2,117	3
	State and political subdivisions	2,302	4	2,164	4	2,343	4	2,403	4	2,399	4
	Non-investment grade fixed maturity securities	1,642	3	1,675	3	1,733	3	1,989	3	1,999	3
	Equity securities:
	Common stocks and mutual funds	347	1	316	1	326	1	306	1	258	1
	Preferred stocks	49	—	47	—	52	—	58	—	61	—
	Commercial mortgage loans, net	6,802	10	6,793	11	6,852	11	6,891	11	7,010	11
	Policy loans	2,220	4	2,233	4	2,270	4	2,133	3	2,139	3
	Limited partnerships	2,821	5	2,699	5	2,585	4	2,456	4	2,331	4
	Cash, cash equivalents, restricted cash and short-term investments	2,242	4	2,023	3	2,196	3	1,759	3	1,802	3
Other invested assets:	Derivatives:
	Interest rate swaps	55	—	12	—	30	—	42	—	24	—
	Foreign currency swaps	10	—	15	—	16	—	17	—	20	—
	Equity index options	15	—	11	—	15	—	10	—	6	—
	Forward bond purchase commitments	51	—	—	—	—	—	—	—	—	—
	Other	573	1	577	1	564	1	541	1	513	1

	Total invested assets and cash	$61,966	100%	$58,694	100%	$60,976	100%	$61,594	100%	$60,747	100%

	Public Fixed Maturity Securities—Credit Quality:
	NRSRO(2) Designation

	AAA	$2,559	8%	$2,533	8%	$5,936	19%	$6,112	19%	$6,067	19%
	AA	6,170	19	5,650	19	2,896	9	2,872	9	2,859	9
	A	9,287	29	8,359	28	8,597	27	8,699	27	8,398	27
	BBB	13,645	42	12,923	43	13,649	43	14,056	43	13,623	43
	BB	498	2	519	2	564	2	786	2	776	2
	B	30	—	20	—	23	—	41	—	34	—
	CCC and lower	—	—	—	—	—	—	—	—	—	—

	Total public fixed maturity securities	$32,189	100%	$30,004	100%	$31,665	100%	$32,566	100%	$31,757	100%

	Private Fixed Maturity Securities—Credit Quality:
	NRSRO(2) Designation

	AAA	$832	6%	$867	6%	$863	6%	$860	6%	$825	6%
	AA	1,477	10	1,352	10	1,416	10	1,422	10	1,421	10
	A	4,043	28	3,960	28	4,135	29	4,217	28	4,170	28
	BBB	7,126	48	6,649	48	6,845	47	7,154	48	7,221	48
	BB	975	7	993	7	1,016	7	1,012	7	1,076	7
	B	117	1	121	1	122	1	150	1	113	1
	CCC and lower	7	—	7	—	8	—	—	—	—	—
	Not rated	15	—	15	—	—	—	—	—	—	—

	Total private fixed maturity securities	$14,592	100%	$13,964	100%	$14,405	100%	$14,815	100%	$14,826	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Fixed Maturity Securities Summary

(amounts in millions)

	December 31, 2023		September 30, 2023		June 30, 2023		March 31, 2023		December 31, 2022
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities - Security Sector:

U.S. government, agencies and government-sponsored enterprises	$3,494	7%	$3,112	7%	$3,389	7%	$3,441	7%	$3,341	7%
State and political subdivisions	2,302	5	2,164	5	2,343	5	2,403	5	2,399	5
Foreign government	626	1	583	1	625	1	630	1	645	1
U.S. corporate	27,985	60	25,956	60	27,043	59	27,872	59	27,119	59
Foreign corporate	7,811	17	7,554	17	7,838	17	8,059	17	8,010	17
Residential mortgage-backed securities	907	2	891	2	934	2	985	2	995	2
Commercial mortgage-backed securities	1,418	3	1,503	3	1,690	4	1,831	4	1,908	4
Other asset-backed securities	2,238	5	2,205	5	2,208	5	2,160	5	2,166	5

Total fixed maturity securities	$46,781	100%	$43,968	100%	$46,070	100%	$47,381	100%	$46,583	100%

Corporate Bond Holdings - Industry Sector:

Investment Grade:
Finance and insurance	$9,045	25%	$8,541	26%	$8,871	26%	$9,149	26%	$8,986	26%
Utilities	4,904	14	4,503	13	4,653	14	4,788	13	4,591	13
Energy	3,181	9	2,967	9	3,022	9	2,882	8	2,813	8
Consumer - non-cyclical	4,979	14	4,573	14	4,863	14	4,998	14	4,872	14
Consumer - cyclical	1,659	5	1,497	4	1,558	4	1,602	4	1,594	5
Capital goods	2,593	7	2,406	7	2,490	7	2,554	7	2,517	7
Industrial	1,869	5	1,773	5	1,857	5	1,944	6	1,863	5
Technology and communications	3,686	10	3,422	10	3,599	10	3,713	10	3,564	10
Transportation	1,498	4	1,371	4	1,428	4	1,459	4	1,439	4
Other	895	3	933	3	973	3	1,022	3	1,048	3

Subtotal	34,309	96	31,986	95	33,314	96	34,111	95	33,287	95

Non-Investment Grade:
Finance and insurance	181	1	176	1	154	—	164	1	153	1
Utilities	54	—	72	—	46	—	47	—	47	—
Energy	218	1	218	1	228	1	407	1	409	1
Consumer - non-cyclical	142	—	135	—	139	—	150	—	151	—
Consumer - cyclical	211	1	262	1	273	1	291	1	299	1
Capital goods	149	—	157	1	172	1	178	1	167	1
Industrial	161	—	145	—	149	—	155	—	152	—
Technology and communications	228	1	212	1	226	1	247	1	277	1
Transportation	28	—	29	—	35	—	37	—	36	—
Other	115	—	118	—	145	—	144	—	151	—

Subtotal	1,487	4	1,524	5	1,567	4	1,820	5	1,842	5

Total	$35,796	100%	$33,510	100%	$34,881	100%	$35,931	100%	$35,129	100%

Fixed Maturity Securities - Contractual Maturity Dates:

Due in one year or less	$1,372	3%	$1,426	3%	$1,375	3%	$1,328	3%	$1,234	3%
Due after one year through five years	8,205	18	8,115	18	8,000	17	8,245	17	7,931	17
Due after five years through ten years	12,114	26	11,368	26	11,662	25	11,746	25	11,915	26
Due after ten years	20,527	43	18,460	43	20,201	44	21,086	44	20,434	43

Subtotal	42,218	90	39,369	90	41,238	89	42,405	89	41,514	89
Mortgage and asset-backed securities	4,563	10	4,599	10	4,832	11	4,976	11	5,069	11

Total fixed maturity securities	$46,781	100%	$43,968	100%	$46,070	100%	$47,381	100%	$46,583	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

U.S. GAAP Net Investment Income Yields

(amounts in millions)

	2023					2022
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
U.S. GAAP Net Investment Income
Fixed maturity securities - taxable	$557	$559	$567	$561	$2,244	$562	$576	$578	$580	$2,296
Fixed maturity securities - non-taxable	—	1	1	1	3	1	2	1	1	5
Equity securities	5	1	3	2	11	3	3	2	2	10
Commercial mortgage loans	75	76	75	76	302	81	81	78	81	321
Policy loans	57	58	54	55	224	55	55	51	50	211
Limited partnerships	41	31	17	28	117	22	38	32	7	99
Other invested assets	72	69	70	68	279	71	67	66	63	267
Cash, cash equivalents, restricted cash and short-term investments	27	28	22	18	95	12	7	1	—	20

Gross investment income before expenses and fees	834	823	809	809	3,275	807	829	809	784	3,229
Expenses and fees	(24)	(22)	(24)	(22)	(92)	(20)	(21)	(22)	(20)	(83)

Net investment income	$810	$801	$785	$787	$3,183	$787	$808	$787	$764	$3,146

Annualized Yields
Fixed maturity securities - taxable	4.5%	4.5%	4.5%	4.4%	4.5%	4.4%	4.5%	4.5%	4.4%	4.5%
Fixed maturity securities - non-taxable	—%	5.6%	4.9%	4.6%	4.2%	4.0%	7.1%	3.6%	3.6%	4.7%
Equity securities	5.3%	1.1%	3.2%	2.3%	3.0%	4.0%	4.6%	3.4%	3.7%	4.0%
Commercial mortgage loans	4.4%	4.5%	4.4%	4.4%	4.4%	4.6%	4.6%	4.5%	4.7%	4.6%
Policy loans	10.2%	10.3%	9.8%	10.3%	10.2%	10.3%	10.2%	9.7%	9.8%	10.0%
Limited partnerships(1)	5.9%	4.7%	2.7%	4.7%	4.5%	3.9%	7.0%	6.2%	1.4%	4.7%
Other invested assets(2)	50.1%	48.3%	50.7%	51.6%	50.5%	56.6%	57.0%	62.6%	64.8%	59.9%
Cash, cash equivalents, restricted cash and short-term investments	5.1%	5.3%	4.5%	4.0%	4.7%	2.9%	1.7%	0.3%	—%	1.2%

Gross investment income before expenses and fees	5.2%	5.1%	5.0%	5.0%	5.1%	5.0%	5.1%	4.9%	4.8%	5.0%
Expenses and fees	(0.2)%	(0.1)%	(0.1)%	(0.1)%	(0.2)%	(0.2)%	(0.1)%	(0.1)%	(0.1)%	(0.2)%

Net investment income	5.0%	5.0%	4.9%	4.9%	4.9%	4.8%	5.0%	4.8%	4.7%	4.8%

Yields are based on net investment income as reported under U.S. GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments. See page 39 herein for average invested assets and cash used in the yield calculation.

(1)	Limited partnership investments are primarily equity-based and do not have fixed returns by period.
(2)	Investment income for other invested assets includes amortization of terminated cash flow hedges, which have no corresponding book value within the yield calculation.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Net Investment Gains (Losses)—Detail

(amounts in millions)

	2023					2022
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Realized investment gains (losses):
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$(15)	$(5)	$(39)	$(8)	$(67)	$(25)	$(23)	$(2)	$(12)	$(62)
U.S. government, agencies and government-sponsored enterprises	(30)	2	1	1	(26)	—	9	—	6	15
Foreign corporate	(5)	(3)	1	(3)	(10)	(6)	(7)	(1)	(2)	(16)
Foreign government	—	—	—	(1)	(1)	—	—	—	—	—
Mortgage-backed securities	(18)	(5)	(2)	(5)	(30)	(4)	(5)	(1)	—	(10)
Asset-backed securities	—	—	9	—	9	—	(1)	—	—	(1)

Total net realized gains (losses) on available-for-sale securities	(68)	(11)	(30)	(16)	(125)	(35)	(27)	(4)	(8)	(74)
Net realized gains (losses) on equity securities sold	—	—	(1)	—	(1)	—	—	—	—	—
Net realized gains (losses) on limited partnerships	—	—	—	—	—	—	—	—	—	—

Total net realized investment gains (losses)	(68)	(11)	(31)	(16)	(126)	(35)	(27)	(4)	(8)	(74)

Net change in allowance for credit losses on available-for-sale fixed maturity securities	(1)	(2)	11	(15)	(7)	—	—	—	—	—
Write-down of available-for-sale fixed maturity securities	—	—	(1)	—	(1)	—	—	—	(2)	(2)
Net unrealized gains (losses) on equity securities still held	33	(12)	21	11	53	11	(14)	(26)	(6)	(35)
Net unrealized gains (losses) on limited partnerships	57	14	40	—	111	36	(24)	24	35	71
Commercial mortgage loans	(2)	(1)	—	(2)	(5)	1	—	2	1	4
Derivative instruments	24	(28)	(1)	12	7	(12)	7	18	19	32
Other	(5)	(3)	—	(1)	(9)	(6)	—	5	3	2

Net investment gains (losses), gross	38	(43)	39	(11)	23	(5)	(58)	19	42	(2)
Adjustment for net investment (gains) losses attributable to noncontrolling interests	—	—	2	—	2	—	—	—	—	—

Net investment gains (losses), net	$38	$(43)	$41	$(11)	$25	$(5)	$(58)	$19	$42	$(2)

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Reconciliation of Operating ROE

(amounts in millions)

Quarterly Average ROE	Three months ended
U.S. GAAP Basis ROE	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(1)	$(212)	$29	$137	$122	$381
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(2)	$10,156	$10,299	$10,307	$10,269	$10,069
Annualized U.S. GAAP Quarterly Basis ROE(1)/(2)	(8.4)%	1.1%	5.3%	4.8%	15.1%

Operating ROE
Adjusted operating income (loss) for the period ended(1)	$(230)	$42	$85	$144	$338
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(2)	$10,156	$10,299	$10,307	$10,269	$10,069
Annualized Operating Quarterly Basis ROE(1)/(2)	(9.1)%	1.6%	3.3%	5.6%	13.4%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as adjusted operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) over two consecutive quarters. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with U.S. GAAP.

(1)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) from page 9 herein.
(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) over two consecutive quarters.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Reconciliation of Consolidated Expense Ratio

(amounts in millions)

		2023					2022
	GAAP Basis Expense Ratio	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
(A)	Acquisition and operating expenses, net of deferrals	$248	$228	$226	$240	$942	$225	$245	$579	$236	$1,285
(B)	Premiums	$904	$915	$902	$915	$3,636	$918	$929	$916	$917	$3,680

(A) / (B)	GAAP Basis Expense Ratio	27%	25%	25%	26%	26%	25%	26%	63%	26%	35%

	Adjusted Expense Ratio
	Acquisition and operating expenses, net of deferrals	$248	$228	$226	$240	$942	$225	$245	$579	$236	$1,285
	Less: Reinsurance recapture payment(1)	—	—	—	—	—	—	—	365	—	365
	Less: Legal settlement expenses(2)	—	—	1	13	14	—	20	—	—	20

(C)	Adjusted acquisition and operating expenses, net of deferrals	$248	$228	$225	$227	$928	$225	$225	$214	$236	$900

	Premiums	$904	$915	$902	$915	$3,636	$918	$929	$916	$917	$3,680
	Add: Policy fees and other income	159	158	166	163	646	167	169	165	170	671

(D)	Adjusted revenues	$1,063	$1,073	$1,068	$1,078	$4,282	$1,085	$1,098	$1,081	$1,087	$4,351

(C) / (D)	Adjusted expense ratio(3)	23%	21%	21%	21%	22%	21%	20%	20%	22%	21%

Non-GAAP Definition for Adjusted Expense Ratio

The company references the non-GAAP financial measure entitled “adjusted expense ratio” as a measure of its operating performance. The company defines adjusted expense ratio as acquisition and operating expenses, net of deferrals, less certain reinsurance expenses, less legal settlement expenses incurred in the company’s long-term care insurance business divided by the sum of premiums, policy fees and other income. Management believes that the expense ratio analysis enhances understanding of the operating performance of the company. However, the adjusted expense ratio as defined by the company should not be viewed as a substitute for the GAAP basis expense ratio.

(1)	In the second quarter of 2022, the company paid $365 million to a third party in connection with the recapture of certain single premium immediate annuity contracts.
(2)

Estimated pre-tax class action attorney fees incurred in connection with legal settlements in the company’s long-term care insurance business. These amounts are accrued in the period the court settlement occurs.

(3)

In the first quarter of 2022, the company recorded a legal settlement accrual of $25 million in its life insurance business, which increased the adjusted expense ratio by three percentage points for the three months ended March 31, 2022.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

Reconciliation of Reported Yield to Core Yield

		2023					2022
	(Assets - amounts in billions)	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported - Total Invested Assets and Cash	$62.0	$58.7	$61.0	$61.6	$62.0	$60.7	$60.1	$63.2	$68.2	$60.7
	Subtract:
	Unrealized gains (losses)	(2.4)	(5.8)	(3.7)	(3.0)	(2.4)	(4.2)	(4.9)	(1.9)	3.0	(4.2)

	Adjusted end of period invested assets and cash	$64.4	$64.5	$64.7	$64.6	$64.4	$64.9	$65.0	$65.1	$65.2	$64.9

(A)	Average Invested Assets and Cash Used in Reported and Core Yield Calculation	$64.5	$64.6	$64.6	$64.8	$64.6	$65.0	$65.0	$65.2	$65.4	$65.2

	(Income - amounts in millions)

(B)	Reported - Net Investment Income	$810	$801	$785	$787	$3,183	$787	$808	$787	$764	$3,146
	Subtract:
	Bond calls and commercial mortgage loan prepayments	—	1	—	2	3	6	6	7	10	29
	Other non-core items(1)	4	1	3	1	9	(1)	—	—	—	(1)

(C)	Core Net Investment Income	$806	$799	$782	$784	$3,171	$782	$802	$780	$754	$3,118

(B) / (A)	Reported Yield	5.03%	4.96%	4.86%	4.86%	4.92%	4.84%	4.97%	4.83%	4.67%	4.83%
(C) / (A)	Core Yield	5.00%	4.95%	4.84%	4.84%	4.91%	4.81%	4.93%	4.79%	4.61%	4.79%

Note: Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with U.S. GAAP.

(1)	Includes cost basis adjustments on structured securities and various other immaterial items.